Exhibit 21
LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2018

Company Name	State of Incorporation	DBAs
308 Furman, Ltd.	TX
360 Developers, LLC	FL
Alliance Financial Services, Inc.	DE	Lennar
Ann Arundel Farms, Ltd.	TX
Aquaterra Utilities, Inc.	FL
Arbor Mill Veteran Project 2018, LLC	FL
Asbury Woods L.L.C.	IL
Astoria Options, LLC	DE
Autumn Creek Development, Ltd.	TX
Aylon, LLC	DE
Azusa Associates, LLC	CA	Lennar
B2 Milpitas, LLC	DE
Bainebridge 249, LLC	FL
Bay Colony Expansion 369, Ltd.	TX
Bay River Colony Development, Ltd.	TX
BB Investment Holdings, LLC	NV
BCI Properties, LLC	NV
Bellagio Lennar, LLC	FL
Belle Meade LEN Holdings, LLC	FL
Belle Meade Partners, LLC	FL
BHCSP LLC	DE	Lennar
Black Mountain Ranch, LLC	CA	Lennar
Blue Horizons Estates, LLC	AZ	Lennar
BMR Communities, LLC	CA	Lennar
BMR Constructon, Inc.	DE	Lennar
BMTD, LLC	SC
Bonterra Lennar, LLC	FL
BPH I, LLC	NV
Bramalea California, Inc.	CA
Bressi Gardenlane, LLC	DE
Breton Park Lennar, LLC	FL
CalAtlantic Financial Services, Inc.	DE	Lennar
CalAtlantic Group, Inc.	DE	Lennar
CalAtlantic Homes of Arizona, Inc.	DE	Lennar
CalAtlantic Homes of Georgia, Inc.	DE	Lennar
CalAtlantic Homes of Indiana, Inc.	DE	Lennar
CalAtlantic Homes of Texas, Inc.	DE	Lennar
CalAtlantic Homes of Washington, Inc.	DE	Lennar
CalAtlantic Insurance Services	CA	Lennar
CalAtlantic Mortgage, Inc.	CA	Lennar
CalAtlantic of North Florida Realty, Inc.	FL	Lennar
CalAtlantic Title Atlanta, LLC	GA	Lennar

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2018

Company Name	State of Incorporation	DBAs
CalAtlantic Title Charleston, LLC	SC	Lennar
CalAtlantic Title of Maryland, Inc.	MD	Lennar
CalAtlantic Title, Inc.	MD	Lennar
Camarillo Village Park, LLC	CA	Lennar
Cambria L.L.C.	IL
Candlestick Retail Member, LLC	DE
CAP IL 1, LLC	DE	Lennar
Cardiovascular Medical Specialists, LLC	IN
Carson Creek El Dorado, LLC	CA
Cary Woods, LLC	IL
Casa Marina Development, LLC	FL
Caswell Acquisition Group, LLC	DE
Central Park West Holdings, LLC	DE
Chatelaine Ventures, LLC	DE	Lennar
Cherrytree II LLC	MD
CL Ventures, LLC	FL
Club Bonterra Lennar, LLC	FL
Coco Palm 82, LLC	FL
Colonial Heritage LLC	VA
Columbia National Risk Retention Group, Inc.	VT	Lennar
Concord Station, LLP	FL	Club Concord Station
Cornerstone Title Insurance Company	VT	Lennar
Coventry L.L.C.	IL
CP Red Oak Management, LLC	TX
CP Red Oak Partners, Ltd.	TX
CP Vertical Development Co. 1, LLC	DE
CP/HPS Development Co. GP, LLC	DE
CP/HPS Development Co.-C, LLC	DE
CPFE, LLC	MD
CPHP Development, LLC	DE
Creekside Crossing, L.L.C.	IL
Crest at Fondren Investor, LLC	DE
Darcy-Joliet L.L.C.	IL
DBJ Holdings, LLC	NV
DCA Financial, LLC	FL
Downtown Doral Retail Holdings, LLC	DE
DTC Holdings of Florida, LLC	FL
Durrell 33, LLC	NJ
Eagle Bend Commercial, LLC	CO
Eagle Home Mortgage of California	CA
Eagle Home Mortgage, LLC	FL
Eastport Home & Land Company LLC	DE
EL at Marlboro 79, LLC	DE

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2018

Company Name	State of Incorporation	DBAs
El at Monroe, LLC	DE
EL Ventures, LLC	DE
Elkhorn Ranch Venture, LLC	CO
Estates Seven, LLC	DE
EV, LLC	MD
Evergreen Village LLC	DE
F&R Florida Homes, LLC	FL
F&R QVI Home Investments USA, LLC	DE
Faria Preserve, LLC	DE	Lennar
Fidelity Guaranty and Acceptance Corp.	DE	First Texas Fidelity Company
FLORDADE LLC	FL
Folsom Ventures, LLC	DE
Fox-Maple Associates, LLC	NJ
Friendswood Development Company, LLC	TX	Maple Ridge Asociates, LLC
Garco Investments, LLC	FL
GDI MANAGER, LLC	DE
Geraci Land Acquisition, LLC	FL	Lennar
GIRH Blackhawk Estates, L.P.	TX	Lennar
Goose Creek Estates, LLC	VA
Greenbriar at River Valley, Ltd.	OH
Greystone Construction, Inc.	AZ
Greystone Homes of Nevada, Inc.	DE
Greystone Nevada, LLC	DE	Lennar Homes
Greywall Club L.L.C.	IL
Hammocks Lennar LLC	FL
Harbor Highlands Group, LLC	CA	Lennar
Harveston, LLC	DE
Haverton L.L.C.	IL
HCC Investors, LLC	DE
Heathcote Commons LLC	VA
Heritage Hills Irvine, LLC	DE
Heritage of Auburn Hills, L.L.C.	MI
Heritage Pkwy East Holdings, LLC	FL
Hewitts Landing Trustee, LLC	MA
Hickory Ridge, Ltd.	TX
Hingham Properties, LLC	DE
HLL II Development, L.L.C.	TX
Home Buyer's Advantage Realty, Inc.	TX
Homecraft Corporation	TX
Homefed SPIC Otay, LLC	DE	Lennar
HPS Development Co., LP	DE
HPS Vertical Development Co., LLC	DE
HPS Vertical Development Co.-B, LP	DE

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2018

Company Name	State of Incorporation	DBAs
HPS Vertical Development Co.-D/E, LLC	DE
HPS1 Block 1, LLC	DE
HPS1 Block 48-1A, LLC	DE
HPS1 Block 48-1B, LLC	DE
HPS1 Block 48-2A, LLC	DE
HPS1 Block 48-2B, LLC	DE
HPS1 Block 48-3A, LLC	DE
HPS1 Block 48-3B, LLC	DE
HPS1 Block 50, LLC	DE
HPS1 Block 51, LLC	DE
HPS1 Block 52, LLC	DE
HPS1 Block 53, LLC	DE
HPS1 Block 54, LLC	DE
HPS1 Block 55, LLC	DE
HPS1 Block 56/57, LLC	DE
HSP Arizona, Inc.	DE
HTC Golf Club, LLC	CO
Huntley Venture L.L.C.	IL	Lennar
Inactive Companies, LLC	FL
Independence L.L.C.	VA
Independence Orlando, LLC	FL
Isles at Bayshore Club, LLC	FL
Kendall Hammocks Commercial, LLC	FL
Kentuckiana Medical Center, LLC	IN
Kingman Lennar, LLC	DE
KMC Real Estate Investors, LLC	IN
LAC MOUNTAIN VIEW INVESTOR, LLC	DE
Lagoon Valley Residential, LLC	CA	Lennar
Lakelands at Easton, L.L.C.	MD
Lakeside Farm, LLC	MD
LB Oceanaire Development, LLC	DE
LB/L – Duc III Antioch 330, LLC	DE	Lennar
LC Miramar, LLC	DE
LCD Asante, LLC	DE
LCI Downtown Doral Investor, LLC	DE
LCI North DeKalb Investor GP, LLC	DE
LCI North DeKalb Investor LP, LLC	DE
LCS Communications, LLC	DE
LCS RT Communications, LLC	DE
Legends Club, LLC	FL
Legends Golf Club, LLC	FL
LEN - Belle Meade, LLC	FL
Len - Little Harbor, LLC	DE

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2018

Company Name	State of Incorporation	DBAs
LEN - OBS Windemere, LLC	DE
LEN - Palm Vista, LLC	FL
LEN BPT Investor, LLC	DE
Len FW Investor, LLC	DE
LEN Mirada Investor, LLC	DE
LEN Notarize Investor, LLC	DE
LEN OT Holdings, LLC	FL
LEN Paradise Cable, LLC	FL
LEN Paradise Operating, LLC	FL
Len Paradise, LLC	FL
Len-Angeline, LLC	FL
Lenbrook, LLC	VA
LEN-CG South, LLC	FL
LenCom, LLC	DE
Lencore, LLC	DE
Lencraft, LLC	MD
LEN-Cypress Mill, LLC	FL
LenFive Opco GP, LLC	DE
LenFive Sub II, LLC	DE
LenFive Sub III, LLC	DE
LenFive Sub Opco GP, LLC	DE
LenFive Sub, LLC	DE
LenFive, LLC	DE
LENH I, LLC	FL
Len-Hawks Point, LLC	FL
Len-Land, LLC	DE
Len-MN, LLC	DE
Lennar Aircraft I, LLC	DE
Lennar Arizona Construction, Inc.	AZ
Lennar Arizona, Inc.	AZ
Lennar Associates Management Holding Company	FL
Lennar Associates Management, LLC	DE
Lennar at Franklin, LLC	DE
Lennar at Jackson, LLC	DE
Lennar at Marlboro 79, LLC	DE
Lennar at Monroe, LLC	DE
Lennar Avenue One, LLC	DE
Lennar Berkeley, LLC	NJ
Lennar Bevard, LLC	DE
Lennar Bridges, LLC	CA
Lennar Buffington Colorado Crossing, L.P.	TX
Lennar Buffington Zachary Scott, L.P.	TX
Lennar Carolinas, LLC	DE

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2018

Company Name	State of Incorporation	DBAs
Lennar Centex Del Rio Partners, LLC	DE
Lennar Central Park, LLC	DE
Lennar Central Region Sweep, Inc.	NV
Lennar Central Texas, L.P.	TX
Lennar Chicago, Inc.	IL	Lennar
Lennar Cobra, LLC	DE
Lennar Colgate Urban Renewal Development, LLC	NJ
Lennar Colorado Minerals LLC	CO
Lennar Colorado, LLC	CO	Blackstone Country Club
Lennar Commercial, LLC	DE
Lennar Communities Development, Inc.	DE
Lennar Communities Nevada, LLC	NV
Lennar Communities of Chicago L.L.C.	IL
Lennar Communities, Inc.	CA
Lennar Concord, LLC	DE
Lennar Construction, Inc.	AZ
Lennar Courts, LLC	FL
Lennar Developers, Inc.	FL
Lennar Double B North Valleys Investments, LLC	NV
Lennar Ewing, LLC	NJ
Lennar Financial Services, LLC	FL
Lennar Flamingo, LLC	FL
Lennar Fresno, Inc.	CA
Lennar Gardens, LLC	FL
Lennar Georgia, Inc.	GA
Lennar Greer Ranch Venture, LLC	CA
Lennar Heritage Fields, LLC	CA
Lennar Hingham Holdings, LLC	DE
Lennar Hingham JV, LLC	DE
Lennar Homes Holding, LLC	DE
Lennar Homes NJ, LLC	DE
Lennar Homes of Arizona, Inc.	AZ
Lennar Homes of California, Inc.	CA
LENNAR HOMES OF TENNESSEE, LLC	DE
Lennar Homes of Texas Land and Construction, Ltd.	TX	Friendswood Development Company; Village Builders Land Company
Lennar Homes of Texas Sales and Marketing, Ltd.	TX
Kingswood Sales Associates; Houston Village Builders, Inc.; Friendswood Land Development Company; Bay Oaks Sales Associates; Lennar Homes; Lennar Homes of Texas; Lennar Homes of Texas, Inc.; U.S. Home; U.S. Home of Texas; U.S. Home of Texas, Inc.; NuHome Designs, Inc.; Village Builders, Inc.; NuHome of Texas, Inc.; NuHome Designs; NuHome of Texas; Village Builders; Friendswood Development Company

Lennar Homes of Utah, Inc.	DE
Lennar Homes, LLC	FL
Baywinds Land Trust D/B/A Club Vineyards; Doral Park; Doral Park Joint Venture; The Breakers at Lennar's Pembroke Isles; Doral Park Country Club; Coco Pointe; The Point at Lennar's Pembroke Isles; The Royal Club; The Palace; Club Pembroke Isles; Walnut Creek; Lennars The Palms @ Pembroke Isles; Walnut Creek Club; Lennar Century 8th Street Developers; Your Hometown Builder; Lennar Communities; Lake Osborne Trailer Ranch; Verona Trace Club, Inc.; Tripson Estates Club, Inc.; Club Carriage Pointe; Club Tuscany Village; Club Silver Palms; Bent Creek Club, Inc.; U.S. Home; Verona Trace Club, Inc.; Club Malibu Bay; Copper Creek Club, Inc.; Isles of Bayshore Club; Club Miralago; Club Gardens by the Hammocks; Club Vineyards

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2018

Company Name	State of Incorporation	DBAs
Lennar Imperial Holdings Limited Partnership	DE
Lennar Intergulf (150 Ocean), LLC	DE
Lennar Intergulf (Central Park), LLC	DE
Lennar International Holding, LLC	DE
Lennar International, LLC	DE
Lennar Lakeside Investor, LLC	DE
Lennar Layton, LLC	DE
Lennar Living, LLC	DE
Lennar Long Beach Promenade Partners, LLC	DE
Lennar Lytle, LLC	DE
Lennar Mare Island, LLC	CA
Lennar Marina A Funding, LLC	DE
Lennar Massachusetts Properties, Inc.	DE
Lennar MF Holdings, LLC	DE
Lennar Middletown, LLC	NJ
Lennar MPA WIP, LLC	DE
Lennar MPA, LLC	DE
Lennar Multifamily BTC Venture GP Subsidiary, LLC	DE
Lennar Multifamily BTC Venture GP, LLC	DE
Lennar Multifamily BTC Venture II GP Subsidiary, LLC	DE
Lennar Multifamily BTC Venture II GP, LLC	DE
Lennar Multifamily BTC Venture II LP, LLC	DE
Lennar Multifamily BTC Venture II Manager, LLC	DE
Lennar Multifamily BTC Venture LP, LLC	DE
Lennar Multifamily BTC Venture Manager, LLC	DE
Lennar Multifamily Communities, LLC	DE	LMC a Lennar Company
Lennar Multifamily Venture DC LP	DE
Lennar Multifamily Venture II LP	DE
Lennar New Jersey Properties, Inc.	DE
Lennar New York, LLC	NY
Lennar Northeast Properties LLC	NJ
Lennar Northeast Properties, Inc.	NV
Lennar Northwest, Inc.	DE
Lennar OHB, LLC	NJ
Lennar Pacific Properties Management, Inc.	DE

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2018

Company Name	State of Incorporation	DBAs
Lennar Pacific Properties, Inc.	DE
Lennar Pacific, Inc.	DE
Lennar PI Acquisition, LLC	NJ
Lennar PI Property Acquisition, LLC	NJ
Lennar PIS Management Company, LLC	DE
Lennar Plumsted Urban Renewal, LLC	NJ
Lennar Point, LLC	NJ
Lennar Port Imperial South, LLC	DE
Lennar Realty, Inc.	FL
Lennar Reno, LLC	NV	Baker-Coleman Communities; Lennar Homes; Lennar Communities
Lennar Riverside West Urban Renewal Company, L.L.C.	NJ
Lennar Riverside West, LLC	DE
Lennar Riverwalk, LLC	DE
Lennar Sacramento, Inc.	CA
Lennar Sales Corp.	CA
Lennar Sierra Sunrise, LLC	CA
Lennar South Sutter, LLC	CA
Lennar Southwest Holding Corp.	NV
Lennar Spencer's Crossing, LLC	DE
Lennar Sun Ridge LLC	CA
Lennar Texas Holding Company	TX
Lennar Trading Company, LP	TX
Lennar Ventures, LLC	FL
Lennar West Valley, LLC	CA
Lennar Winncrest, LLC	DE
Lennar.com Inc.	FL
Lennar/LNR Camino Palomar, LLC	CA
Lennar/Shadeland, LLC	PA
Lennar-Intergulf (Alicante), LLC	DE
Lennar-Intergulf (Pacific), LLC	DE
Lennar-Lantana Boatyard, Inc.	FL
Lennar-LNR Platinum Triangle, LLC	DE
LEN-Ryan 1, LLC	FL
LEN-Touchstone, LLC	FL
Len-Verandahs, LLP	FL
LFS Holding Company, LLC	DE
LH Eastwind, LLC	FL
LH-EH Layton Lakes Estates, LLC	AZ
LHI Renaissance, LLC	FL	Club Oasis
Library Tower, L.L.C.	IL
LMC 1001 Olive Investor, LLC	DE
LMC 10th & Acoma Holdings, LP	DE
LMC 144th and Grant Investor, LLC	DE

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2018

Company Name	State of Incorporation	DBAs
LMC 2401 Blake Street Holdings, LLC	DE
LMC 2401 Blake Street Investor, LLC	DE
LMC 8th Avenue Apartment Investor, LLC	DE
LMC Axis Westminster Holdings, LLC	DE
LMC Axis Westminster Investor, LLC	DE
LMC Berkeley I Investor, LLC	DE
LMC Berry Hill Lofts Holdings, LLC	DE
LMC Berry Hill Lofts Investor, LLC	DE
LMC Block 42 Holdings, LLC	DE
LMC Chandler and McClintock Holdings, LLC	DE
LMC Charlestowne Holdings, LLC	DE
LMC Charlotte Ballpark Developer, LLC	DE
LMC Cityville Oak Park Holdings, LLC	DE
LMC Cityville Oak Park Investor, LLC	DE
LMC Construction, LLC	DE
LMC Costa Mesa Holdings, LP	DE
LMC Crest at Park West Holdings, LP	DE
LMC Development, LLC	DE
LMC Durham Gateway Holdings, LP	DE
LMC Emeryville I Investor, LLC	DE
LMC Emeryville I Lennar Investor, LLC	DE
LMC Gateway Investor, LLC	DE
LMC Gateway Venture, LLC	DE
LMC Gilman Square Investor, LLC	DE
LMC Hollywood Highland Investor, LLC	DE
LMC Horton Street Holdings, LLC	DE
LMC Huntington Crossing Holdings, LLC	DE
LMC Inactive Companies, LLC	DE
LMC Lakeside Holdings, LP	DE
LMC Lakeside Holdings, LP	DE
LMC Living Illinois, LLC	DE
LMC Living TRS, LP	DE
LMC Living, Inc.	CA
LMC Living, LLC	DE
LMC Malden Station Investor, LLC	DE	LMI Soco Santa Fe, LLC
LMC Millenia Investor II, LLC	DE
LMC NE Minneapolis Lot 2 Holdings, LLC	DE
LMC New Bern Investor, LLC	DE
LMC North Park Holdings, LP	DE
LMC Oak Park Holdings, LLC	DE
LMC Parkfield Holdings, LLC	DE
LMC Parkfield Investor, LLC	DE
LMC Righters Ferry Holdings, LLC	DE

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2018

Company Name	State of Incorporation	DBAs
LMC River North Holdings, LLC	DE
LMC San Francisco I Holdings, LLC	DE
LMC Spring Street Investor, LLC	DE
LMC Taylor Street Holdings, LLC	DE
LMC Triangle Square Holdings, LLC	DE
LMC Triangle Square Investor, LLC	DE
LMC Venture Developer, LLC	DE
LMC West Loop Investor, LLC	DE
LMC/BG Triangle Square Venture, LLC	DE
LMCFX Investor, LLC	DE
LMI - Jacksonville Investor, LLC	DE
LMI - South Kings Development Investor, LLC	DE
LMI - West Seattle Holdings, LLC	DE
LMI - West Seattle Investor, LLC	DE
LMI - West Seattle, LLC	DE
LMI (150 OCEAN) INVESTOR, LLC	DE
LMI 99 Hudson Developer, LLC	DE
LMI 99 Hudson Investor, LLC	DE
LMI Cell Tower Investors, LLC	DE
LMI City Walk Investor, LLC	DE
LMI Collegedale Investor, LLC	DE
LMI Collegedale, LLC	DE
LMI Contractors, LLC	DE
LMI Glencoe Dallas Investor, LLC	DE
LMI Lakes West Covina Investor, LLC	DE
LMI Largo Park Investor, LLC	DE
LMI Las Colinas Station, LLC	DE
LMI Naperville Investor, LLC	DE
LMI Pacific Tower, LLC	DE
LMI Park Central Investor, LLC	DE
LMI Park Central Two, LLC	DE
LMI Peachtree Corners Investor, LLC	DE
LMI Peachtree Corners, LLC	DE
LMI Pearl Apartment Homes Investor, LLC	DE
LMI Redwood City Investor, LLC	DE
LMI-AECOM Holdings, LLC	DE
LMI-AECOM Jersey City, LLC	DE
LMI-JC Developer, LLC	DE
LMI-JC, LLC	DE
LMV 1640 Broadway REIT-DC, LP	DE
LMV 1701 Ballard REIT-DC, LP	DE
LMV 19H REIT-DC, LP	DE
LMV 2026 Madison REIT-DC, LP	DE

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2018

Company Name	State of Incorporation	DBAs
LMV 2026 Madison REIT-DC, LP	DE
LMV 85 South Union REIT-DC, LP	DE
LMV Annapolis REIT-DC, LP	DE
LMV Apache Terrace REIT-DC, LP	DE
LMV ATown REIT-DC, LP	DE
LMV Block 42 REIT-DC, LP	DE
LMV Bloomington REIT-DC, LP	DE
LMV Bolingbrook REIT-DC, LP (DE)	DE
LMV Central at McDowell REIT-DC, LP	DE
LMV East Village I REIT-DC, LP	DE
LMV Edina REIT-DC, LP	DE
LMV Fremont WS I REIT-DC, LP	DE
LMV Glisan REIT-DC, LP	DE
LMV Grand Bay REIT-DC, LP	DE
LMV II 885 Washington Holdings, LP	DE
LMV II Grand Bay Pod V Holdings, LP	DE
LMV II Kierland Holdings, LP	DE
LMV II MMP Holdings, LP	DE
LMV II NoMo Holdings, LP	DE
LMV II Wynwood Holdings, LP	DE
LMV Kirkland REIT-DC, LP	DE
LMV Little Italy REIT-DC, LP	DE
LMV M Tower REIT-DC, LP	DE
LMV Milpitas REIT-DC, LP	DE
LMV NE Minneapolis REIT-DC, LP	DE
LMV Oak Park REIT-DC, LP	DE
LMV One20Fourth REIT-DC, LP	DE
LMV Rio Bravo REIT-DC, LP	DE
LMV Scottsdale Quarter REIT-DC, LP	DE
LMV Tysons REIT-DC, LP	DE
LMV Vallagio III REIT-DC, LP	DE
LMV Victory Block G REIT-DC, LP	DE
LMV Warren Street REIT-DC, LP	DE
LNC at Meadowbrook, LLC	IL
LNC at Ravenna, LLC	IL
LNC Communities I, Inc.	CO
LNC Communities II, LLC	CO	Fortress Genesee III, LLC
LNC Communities III, Inc.	CO
LNC Communities IV, LLC	CO
LNC Communities V, LLC	CO
LNC Communities VI, LLC	CO
LNC Communities VII, LLC	CO
LNC Communities VIII, LLC	CO

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2018

Company Name	State of Incorporation	DBAs
LNC Northeast Mortgage, Inc.	DE
LNC Pennsylvania Realty, Inc.	PA
Long Beach Development, LLC	TX
Longleaf Acquisition, LLC	FL
Lori Gardens Associates II, LLC	NJ
Lori Gardens Associates III, LLC	NJ
Lori Gardens Associates, L.L.C.	NJ
Lorton Station, LLC	VA
LR JVA-3 Associates, LLC	DE
LR JV-C Associates, LLC	DE
LR Overlook Phase II, LLC	DE
LR Port Imperial South BB, LLC (Delaware)	DE
LS College Park, LLC	DE	Lennar
LS Terracina, LLC	DE	Lennar
LV Opendoor Investor, LLC	DE
LV Opendoor JV, LLC	DE
LW D'Andrea, LLC	DE
Lyons Lennar Farms, LLC	FL
Madrona Ridge L.L.C.	IL
Madrona Village L.L.C.	IL
Madrona Village Mews L.L.C.	IL
Majestic Woods, LLC	NJ
Maple and Broadway Holdings, LLC	DE
Marlin Blue LLC	DE
Menifee Development, LLC	CA	Lennar
MergerCo, LLC	FL
Mesa Canyon Community Partners, LLC	DE	Lennar
Mid-County Utilities, Inc.	MD
Miralago West Lennar, LLC	FL
Mission Viejo 12S Venture, LP	CA
Mission Viejo Holdings, Inc.	CA
Moffett Meadows Partners, LLC	DE
Motomic Diagnostics, LLC	DE
NASSA LLC	FL
NC Properties I, LLC	DE
NC Properties II, LLC	DE
North American Advantage Insurance Services, LLC	TX
North American Asset Development, LLC	CA
North American Exchange Company	CA
North American National Title Solutions, LLC	DE
North American National Title Solutions, LLC	MD
North American Services, LLC	CA
North American Title Agency, Inc.	NJ	North American Abstract Agency

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2018

Company Name	State of Incorporation	DBAs
North American Title Alliance, LLC	FL	North American Title Company
North American Title Company	AZ
North American Title Company	FL
North American Title Company	IL
North American Title Company	MD
North American Title Company	MN
North American Title Company	NV
North American Title Company	TX	Southwest Land Title Company
North American Title Company of Colorado	CO
North American Title Company, Inc.	CA
North American Title Company, LLC	OH
North American Title Florida Alliance, LLC	FL
North American Title Group, LLC	FL
North American Title Insurance Company	CA
North American Title, LLC	UT
North Valleys Investment Group, LLC	NV
Northbridge L.L.C.	IL
Northeastern Properties LP, Inc.	NV
OHC/Ascot Belle Meade, LLC	FL
One SR, L.P.	TX
Pace Drive Holdings, LLC	FL
Palm Gardens At Doral Clubhouse, LLC	FL
Palm Gardens at Doral, LLC	FL
Palm Springs Classic, LLC	DE
Palm Vista Preserve, LLC	FL
Patuxent Infrastructure, Inc.	DE	Lennar
PDC Fairway Village, Ltd.	TX
PDC Moroney Farms, Ltd.	TX
PD-Len Boca Raton, LLC	DE
PG Properties Holding, LLC	NC
Pine Ridge Residential, LLC	CO	Lennar
Pioneer Meadows Development, LLC	NV
Pioneer Meadows Investments, LLC	NV
Placer Vineyards, LLC	CA
Platinum Triangle Partners, LLC	DE
Plaza Condominium Ventures, LLC	CA	Lennar
POMAC, LLC	MD
Port Imperial South Building 14, LLC	NJ
Portside Marina Developers, L.L.C.	NJ
Portside Shipyard Developers, L.L.C.	NJ
Portside SM Holdings, L.L.C.	DE
Prestonfield L.L.C.	IL
Providence Lakes, LLP	FL

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2018

Company Name	State of Incorporation	DBAs
PT Metro, LLC	DE
Quail Roost Lennar, LLC	FL
Quantum Servicing Corporation	DE
Quarrystone Board, LLC	DE
Raintree Village II L.L.C.	IL
Raintree Village L.L.C.	IL
Ral-Len BM, LLC	DE
Ral-Len, LLC	DE
Renaissance Joint Venture	FL
Reserve @ Pleasant Grove II LLC	NJ	Lennar
Reserve @ Pleasant Grove LLC	NJ
Reserve at River Park, LLC	NJ
RH Insurance Company, Inc.	HI
RH MOA BBCMS 2017-C1, LLC	DE
RH MOA CF 2017-C8, LLC	DE
RH MOA U 2017-C4, LLC	DE
RH MOA U 2017-C6, LLC	DE
RH MOA, LLC	DE
RIAL 2014-LT5 CLASS B, LLC	DE
RIAL 2014-LT5, LLC	DE
Rialto Capital WeWork Series D, LLC	DE
Rialto Commercial Mortgage Securities, LLC	DE
Rialto GP Holdings, LLC	DE
Rialto Holdings, LLC	DE
Rialto Interests, LLC	DE
Rialto Investments, LLC	DE
Rialto Management Group, LLC	DE
Rialto Mortgage Investments, LLC	DE
Rialto Premier JV Member, LLC	DE
Rialto Proprietary Investments, LLC	DE
Riego 1700, LLC	DE
Rivendell Joint Venture	FL
Rivenhome Corporation	FL
Riverwalk at Lago Mar, LLC	FL	Lennar
RL BB FINANCIAL, LLC	DE
RL BB INACTIVE, LLC	DE
RL BB-AL, LLC	AL
RL BB-FL ALHI, LLC	FL
RL BB-GA RMH, LLC	GA
RL BB-GA, LLC	GA
RL BB-IL, LLC	IL
RL BB-IN KRE OP, LLC	DE
RL BB-IN KRE RE, LLC	DE
RL BB-IN KRE, LLC	DE

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2018

Company Name	State of Incorporation	DBAs
RL BB-MS, LLC	MS
RL BB-NC, LLC	NC
RL BB-OH, LLC	OH
RL BB-SC BROOKSA, LLC	SC
RL BB-SC CLR II, LLC	SC
RL BB-SC CLR III, LLC	SC
RL BB-SC CLR IV, LLC	SC
RL BB-SC CLR VI, LLC	SC
RL BB-SC CLR, LLC	SC
RL BB-SC CRRC, LLC	SC
RL BB-SC RACEDAY, LLC	SC
RL BB-TN BRISTOL, LLC	TN
RL BB-TN RACEDAY TOWER, LLC	TN
RL BB-TN, LLC	TN
RL BB-TX, LLC	TX
RL BB-WV, LLC	WV
RL CMBS Holdings, LLC	DE
RL CML 2009-1 Investments, LLC	DE
RL REGI Alabama, LLC	AL
RL REGI ARKANSAS, LLC	AR
RL REGI FINANCIAL, LLC	FL
RL REGI Florida, LLC	FL
RL REGI GEORGIA, LLC	GA
RL REGI INACTIVE, LLC	DE
RL REGI KANSAS, LLC	KS
RL REGI MISSISSIPPI, LLC	MS
RL REGI MISSOURI, LLC	MO
RL REGI NORTH CAROLINA, LLC	NC
RL REGI SOUTH CAROLINA, LLC	SC
RL REGI TENNESSEE, LLC	TN
RL REGI VIRGINIA, LLC	VA
RL REGI-AL HP, LLC	AL
RL REGI-AL VRC, LLC	AL
RL REGI-FL CRC, LLC	FL
RL REGI-FL ESH, LLC	FL
RL REGI-FL FT. PIERCE, LLC	FL
RL REGI-FL GDL, LLC	FL
RL REGI-FL ITALIA, LLC	FL
RL REGI-FL MRED, LLC	FL
RL REGI-FL RDI, LLC	FL
RL REGI-FL SARASOTA, LLC	FL
RL REGI-FL TPL, LLC	FL
RL REGI-FL VARC, LLC	FL

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2018

Company Name	State of Incorporation	DBAs
RL REGI-GA DRAD, LLC	GA
RL REGI-GA HAY DB, LLC	GA
RL REGI-GA MHU, LLC	GA
RL REGI-GA MPD, LLC	GA
RL REGI-GA RLR, LLC	GA
RL REGI-MO GMB, LLC	MO
RL REGI-MO MOSCOW MILLS, LLC	MO
RL REGI-MS Double H, LLC	MO
RL REGI-MS OCEAN SPRINGS, LLC	MS
RL REGI-NC CIL, LLC	NC
RL REGI-NC LITTLE WING, LLC	NC
RL REGI-NC Mland, LLC	NC
RL REGI-NC MLD, LLC	NC
RL REGI-NC RALEIGH, LLC	NC
RL REGI-NC SUGARM, LLC	NC
RL REGI-NM, LLC	NM
RL REGI-SC CTL, LLC	SC
RL REGI-SC LAKE E, LLC	SC
RL REGI-SC TDG, LLC	SC
RL REGI-SC TIG, LLC	SC
RL REGI-TN OAK, LLC	TN
RL REGI-TN SEVIERVILLE, LLC	TN
RL RES 2009-1 Investments, LLC	DE
RMV, LLC	MD
Rocking Horse Minerals, LLC	CO
Rocking Horse Partners, LLC	CO
R-Ranch Development, LLC	FL
Runkle Canyon, LLC	DE
Rutenberg Homes of Texas, Inc.	TX
Rutenberg Homes, Inc. (Florida)	FL
Rye Hill Company, LLC	NY
Ryland Homes Nevada Holdings, LLC	DE	Lennar
Ryland Homes Nevada, LLC	DE	Lennar
Ryland Homes of California, Inc.	DE	Lennar
Ryland Homes of Florida Realty Corporation	FL	Lennar
S. Florida Construction II, LLC	FL
S. Florida Construction III, LLC	FL
S. Florida Construction, LLC	FL
S.P.S. Affiliates, Inc.	CA	Lennar
San Lucia, LLC	FL
San Simeon Lennar, LLC	FL
Santa Clarita 700, LLC	DE
Savannah Development, Ltd.	TX

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2018

Company Name	State of Incorporation	DBAs
Savell Gulley Development, LLC	TX
SC 521 Indian Land Reserve South, LLC	DE
SC 521 Indian Land Reserve, LLC	DE
Scarsdale, LTD.	TX
Schulz Ranch Developers, LLC	DE
Seminole/70th, LLC	FL
Siena at Old Orchard L.L.C.	IL
Sierra Vista Communities, LLC	CA
Silver Springs Lennar, LLC	DE
South Development, LLC	FL
South Sutter, LLC	CA
Southbank Holding, LLC	FL
SP Miramar, LLC	FL
SP Talega, LLC	DE
Spanish Springs Development, LLC	NV
Spectrum Eastport, LLC	DE
SPIC CPCO, Inc.	DE	Lennar
SPIC CPDB, Inc.	DE	Lennar
SPIC CPRB, Inc.	DE	Lennar
SPIC Del Sur, LLC	DE	Lennar
SPIC Dublin, LLC	DE	Lennar
SPIC Mesa, LLC	DE	Lennar
SPIC NC Fremont, LLC	DE	Lennar
SPIC Otay, LLC	DE	Lennar
SPIC Springs, LLC	DE	Lennar
SPM Affiliates, Inc.	DE	Lennar
St. Charles Active Adult Community, LLC	MD
St. Charles Community, LLC	DE
Standard Pacific 1, Inc.	DE	Lennar
Standard Pacific Investment Corp.	DE	Lennar
Standard Pacific of Colorado, Inc.	DE	Lennar
Standard Pacific of Florida	FL	Lennar
Standard Pacific of Florida GP, Inc.	DE	Lennar
Standard Pacific of Las Vegas, Inc.	DE	Lennar
Standard Pacific of Orange County, Inc.	DE	Lennar
Standard Pacific of Tampa GP, Inc.	DE	Lennar
Standard Pacific of Tampa, GP	DE	Lennar
Standard Pacific of the Carolinas, LLC	DE	Lennar
Standard Pacific of Tonner Hills, LLC	DE	Lennar
Standard Pacific of Walnut Hills, Inc.	DE	Lennar
Stoney Corporation	FL
Stoney Holdings, LLC	FL
Stoneybrook Clubhouse, Inc.	FL

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2018

Company Name	State of Incorporation	DBAs
Stoneybrook Joint Venture	FL
Stoneybrook Joint Venture	FL
Storey Lake Club, LLC	FL
Storey Park Club, LLC	FL
Strategic Holdings, Inc.	NV	Lennar Communications Ventures
Strategic Technologies, LLC	FL	Strategic Cable Technologies - Texas, Inc.
Streetman Homes Corp.	DE	Lennar
Summerfield Venture L.L.C.	IL
Summerwood, LLC	MD
SunStreet Energy Group, LLC	DE
SunStreet Energy Master Tenant Holdings, LLC	DE
SunStreet Energy Tenant, LLC	DE
SunStreet Manager, LLC	DE
T2 Construction, LLC	DE	Lennar
T3 Homes, LLC	DE	Lennar
Talega Associates, LLC	DE	Lennar
Talega Constructors, LLC	CA	Lennar
Talega Village, LLC	DE	Lennar
TCO QVI, LLC	DE
Temecula Valley, LLC	DE
Terra Division, LLC	MN
Terra/Winding Creek, LLC	TX	Lennar
The Baywinds Land Trust	FL	Baywinds Land Trust D/B/A Club Vineyards
The Bridges at Rancho Santa Fe Sales Company, Inc.	CA
The Bridges Club at Rancho Santa Fe, Inc.	CA
The LNC Northeast Group, Inc.	DE
The Oasis Club at LEN-CG South, LLC	DE
The Preserve at Coconut Creek, LLC	FL
The Ryland Corporation	CA	Lennar
The Vistas Club at LEN-CG South, LLC	FL
TICD Hold Co., LLC	DE
TIH Hold Co., LLC	DE
Titlezoom Company	FL
Tonner Hills SSP, LLC	DE	Lennar
Treasure Island Holdings, LLC	DE
Treasure Island Member, LLC	DE
Treviso Holding, LLC	FL
Two Lakes Lennar, LLC	DE
U.S. Home Corporation	DE	Lennar; Lennar Corporation
U.S. Home of Arizona Construction Co.	AZ
U.S. Home Realty, Inc.	TX
U.S. Insurors, Inc.	FL
U.S.H. Los Prados, Inc.	NV
U.S.H. Realty, Inc.	VA

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2018

Company Name	State of Incorporation	DBAs
UAMC Holding Company, LLC	DE
UB 2018‐C14 MOA, LLC	DE
USH - Flag, LLC	FL
USH Equity Corporation	NV
USH Leasing II, LLC	DE
USH Leasing, LLC	DE
USH LEE, LLC	FL
USH Woodbridge, Inc.	TX
USH/SVA Star Valley LLC	AZ
UST Lennar HW Scala SF Joint Venture, a Delaware general partnership	DE
Valencia at Doral, LLC	FL	Valencia at Doral Club
Venetian Lennar LLC	FL
VII Crown Farm Investor, LLC	DE
Vineyard Land, LLC	DE
Vineyard Point 2009, LLC	CA
Vineyard Utility, LLC	MD	Lennar
Vista Las Flores Corp.	DE	Lennar
Vista Palms Clubhouse, LLC	DE
Waterview at Hanover, LLC	NJ
WCI Communities Management, LLC	DE
WCI Communities, Inc.	DE
WCI Communities, LLC	DE
WCI Communities, Rivington, LLC	DE
WCI Realty, Inc.	FL
WCI Towers Northeast USA, Inc.	DE
WCI Westshore, LLC	DE
WCP, LLC	SC
West Chocolate Bayou Development, LLC	TX
West Lake Village, LLC	NJ
West Seattle Project X, LLC	DE
West Van Buren L.L.C.	IL
Westchase, Inc.	NV
Westchase, Ltd.	TX
Westfield Homes USA, Inc.	DE	Lennar
White Course Lennar, LLC	FL
Wild Plum JV, LLC	DE	Lennar
Willow Springs Properties, L.L.C.	AZ
Willowbrook Investors, LLC	NJ
Winncrest Natomas, LLC	NV
WIP Lennar OHB, LLC	NJ
Woodbridge Multifamily Developer I, LLC	DE
Wright Farm, L.L.C.	VA
YLRichards4Acres 2015, LLC	CA	Lennar

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2018

Company Name	State of Incorporation	DBAs